                                                            Exhibit 99.11

Feb-2001                         1998-A                            Page 1




                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $3,417,370,236.31
Beginning of the Month Finance Charge Receivables:       $174,608,577.11
Beginning of the Month Discounted Receivables:                     $0.00
Beginning of the Month Total Receivables:              $3,591,978,813.42

Removed Principal Receivables:                                     $0.00
Removed Finance Charge Receivables:                                $0.00
Removed Total Receivables:                                         $0.00

Additional Principal Receivables:                                  $0.00
Additional Finance Charge Receivables:                             $0.00
Additional Total Receivables:                                      $0.00

Discounted Receivables Generated this Period:                      $0.00

End of the Month Principal Receivables:                $3,359,800,772.00
End of the Month Finance Charge Receivables:             $176,434,172.53
End of the Month Discounted Receivables:                           $0.00
End of the Month Total Receivables:                    $3,536,234,944.53

Special Funding Account Balance                                    $0.00
Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
End of the Month Transferor Amount                     $1,059,800,772.00
End of the Month Transferor Percentage                            31.54%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                $80,435,470.14
     60-89 Days Delinquent                                $61,160,988.34
     90+ Days Delinquent                                 $121,901,390.32

     Total 30+ Days Delinquent                           $263,497,848.80
     Delinquent Percentage                                         7.45%

Defaulted Accounts During the Month                       $26,064,253.73
Annualized Default Percentage                                      9.15%

Feb-2001                         1998-A                            Page 2


Principal Collections                                    $381,896,977.48
Principal Payment Rate                                            11.18%

Total Payment Rate                                                12.02%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                     $370,500,000.00
     Class B Initial Invested Amount                      $57,000,000.00
     Class C Initial Invested Amount                      $47,500,000.00
                                                         ---------------
INITIAL INVESTED AMOUNT                                  $475,000,000.00

     Class A Invested Amount                             $468,000,000.00
     Class B Invested Amount                              $72,000,000.00
     Class C Invested Amount                              $60,000,000.00
                                                         ---------------
INVESTED AMOUNT                                          $600,000,000.00

     Class A Adjusted Invested Amount                    $468,000,000.00
     Class B Adjusted Invested Amount                     $72,000,000.00
     Class C Adjusted Invested Amount                     $60,000,000.00
                                                         ---------------
ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

PREFUNDED AMOUNT                                                   $0.00

FLOATING ALLOCATION PERCENTAGE                                    17.56%
PRINCIPAL ALLOCATION PERCENTAGE                                   17.56%

     Class A Principal Allocation Percentage                      78.00%
     Class B Principal Allocation Percentage                      12.00%
     Class C Principal Allocation Percentage                      10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                          $67,051,027.73

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                              $8,797,755.64

MONTHLY SERVICING FEE                                        $750,000.00

INVESTOR DEFAULT AMOUNT                                    $4,576,194.90

Feb-2001                         1998-A                            Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                           78.00%

     Class A Finance Charge Collections                   $7,447,249.40
     Other Amounts                                                $0.00

TOTAL CLASS A AVAILABLE FUNDS                             $7,447,249.40

     Class A Monthly Interest                             $2,081,625.00
     Class A Servicing Fee                                  $585,000.00
     Class A Investor Default Amount                      $3,569,432.02

TOTAL CLASS A EXCESS SPREAD                               $1,211,192.38

CLASS A REQUIRED AMOUNT                                           $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                           12.00%

     Class B Finance Charge Collections                   $1,145,730.68
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                             $1,145,730.68

     Class B Monthly Interest                               $334,250.00
     Class B Servicing Fee                                   $90,000.00

TOTAL CLASS B EXCESS SPREAD                                 $721,480.68
CLASS B INVESTOR DEFAULT AMOUNT                             $549,143.39
CLASS B REQUIRED AMOUNT                                     $549,143.39

CLASS C FLOATING ALLOCATION PERCENTAGE                           10.00%

CLASS C MONTHLY SERVICING FEE                                $75,000.00

Feb-2001                         1998-A                            Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $2,812,448.62

     Excess Spread Applied to Class A Required Amount             $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Required Amount       $549,143.39

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                              $0.00

     Excess Spread Applied to Class C Required Amount       $764,161.16

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                              $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee   $125,000.00

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Spread Account              $1,374,144.07

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                     $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $0.00

Feb-2001                         1998-A                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                          $0.00

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                       $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                     $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                    $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                       $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                       7.83%
    Base Rate (Prior Month)                                         8.15%
    Base Rate (Two Months Ago)                                      8.98%
                                                                    ----
THREE MONTH AVERAGE BASE RATE                                       8.32%

    Portfolio Yield (Current Month)                                 9.94%
    Portfolio Yield (Prior Month)                                  12.81%
    Portfolio Yield (Two Months Ago)                               12.49%
                                                                   -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                11.75%

Feb-2001                         1998-A                          Page 6


PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                $67,051,027.73

INVESTOR DEFAULT AMOUNT                                     $4,576,194.90

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                  $0.00
    Allocable to Class B Certficates                                $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                   $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $71,627,222.63

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                        $0.00
CLASS B INVESTOR CHARGE OFFS                                        $0.00
CLASS C INVESTOR CHARGE OFFS                                        $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                        $18,000,000.00
    Available Cash Collateral Amount                       $18,000,000.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie H. Klein
                                           -----------------------------
                                           Tracie H. Klein
                                           First Vice President